                                                                                                                Exhibit 99(i)
    MERRILL LYNCH & CO., INC.                                                                                   Attachment I


    PRELIMINARY UNAUDITED OPERATING EARNINGS SUMMARY
    MANAGEMENT BASIS
                                                                      For the Three Months Ended          Percent Inc / (Dec)
                                                              ---------------------------------------------------------------
                                                              December 28,  September 28, December 29,   4Q01 vs.    4Q01 vs.
    (in millions, except per share amounts)                          2001           2001         2000      3Q01        4Q00
                                                              -----------   ------------  -----------    --------    --------
    NET REVENUES
      Commissions                                                 $ 1,195        $ 1,204      $ 1,546       (0.7)%     (22.7)%
      Principal transactions                                          586            739        1,249      (20.7)      (53.1)
      Investment banking
          Underwriting                                                538            563          674       (4.4)      (20.2)
          Strategic advisory                                          210            294          434      (28.6)      (51.6)
      Asset management and portfolio service fees                   1,279          1,337        1,471       (4.3)      (13.1)
      Other                                                            82            129          118      (36.4)      (30.5)
                                                                  -------        -------      -------
        Subtotal                                                    3,890          4,266        5,492       (8.8)      (29.2)

      Interest and dividend revenues                                3,720          4,663        6,169      (20.2)      (39.7)
      Less interest expense                                         2,858          3,784        5,396      (24.5)      (47.0)
                                                                  -------        -------      -------
        Net interest profit                                           862            879          773       (1.9)       11.5
                                                                  -------        -------      -------

      TOTAL NET REVENUES                                            4,752          5,145        6,265       (7.6)      (24.2)
                                                                  -------        -------      -------

    NON-INTEREST EXPENSES
      Compensation and benefits                                     2,291          2,757        3,158      (16.9)      (27.5)
      Communications and technology                                   537            529          610        1.5       (12.0)
      Occupancy and related depreciation                              257            280          244       (8.2)        5.3
      Advertising and market development                              128            165          226      (22.4)      (43.4)
      Brokerage, clearing, and exchange fees                          198            219          221       (9.6)      (10.4)
      Professional fees                                               137            115          175       19.1       (21.7)
      Goodwill amortization                                            51             53           55       (3.8)       (7.3)
      Other                                                           429            253          268       69.6        60.1
                                                                  -------        -------      -------

      TOTAL NON-INTEREST EXPENSES                                   4,028          4,371        4,957       (7.8)      (18.7)
                                                                  -------        -------      -------

    OPERATING EARNINGS BEFORE INCOME TAXES AND DIVIDENDS ON
       PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                    724            774        1,308       (6.5)      (44.6)

    Income tax expense                                                184            251          382      (26.7)      (51.8)

    Dividends on preferred securities issued by subsidiaries           49             48           49          -           -
                                                                  -------        -------      -------

    OPERATING EARNINGS BEFORE SEPTEMBER 11TH EXPENSES
       AND RESTRUCTURING AND OTHER CHARGES                        $   491        $   475      $   877        3.4       (44.0)
                                                                  =======        =======      =======

    Expenses related to September 11th,  net of tax                    30             53            -      (43.4)        N/M

    Restructuring and other charges, net of tax                     1,725              -            -        N/M         N/M
                                                                  -------        -------      -------

    NET EARNINGS (LOSS)                                           $(1,264)       $   422      $   877        N/M         N/M
                                                                  =======        =======      =======

    PREFERRED STOCK DIVIDENDS                                     $     9        $    10      $    10          -           -
                                                                  =======        =======      =======

    OPERATING EARNINGS PER COMMON SHARE, BEFORE SEPTEMBER 11TH
       EXPENSES AND RESTRUCTURING AND OTHER CHARGES
      Basic                                                       $  0.57        $  0.55      $  1.07        3.6       (46.7)
      Diluted                                                     $  0.51        $  0.50      $  0.93        2.0       (45.2)
      Impact of September 11th - related expenses on
        diluted earnings per common share                         $ (0.03)       $ (0.06)     $     -      (50.0)        N/M

    EARNINGS (LOSS) PER COMMON SHARE
      Basic                                                       $ (1.51)       $  0.49      $  1.07        N/M         N/M
      Diluted                                                     $ (1.51)(A)    $  0.44      $  0.93        N/M         N/M

    AVERAGE SHARES USED IN COMPUTING OPERATING EARNINGS PER
       COMMON SHARE
      Basic                                                         845.7          845.8        811.9          -         4.2
      Diluted                                                       938.0          934.5        930.7        0.4         0.8

    ANNUALIZED RETURN ON AVERAGE COMMON EQUITY *                      9.2%           9.1%        20.0%
    --------------------------------------------------------------------------------------------------------------------------

    * Before September 11th Expenses and Restructuring and Other Charges
    (A) Based on 845.7 diluted shares.

    Note:  Certain prior period amounts have been restated to conform to the current period presentation.



                                                                                                                  Exhibit 99(i)
     MERRILL LYNCH & CO., INC.                                                                                    Attachment II


     PRELIMINARY UNAUDITED EARNINGS SUMMARY
     U.S. GAAP BASIS
                                                                       For the Three Months Ended            Percent Inc / (Dec)
                                                              ----------------------------------------------------------------------
                                                              December 28,  September 28,   December 29,     4Q01 vs.      4Q01 vs.
     (in millions, except per share amounts)                         2001           2001           2000        3Q01          4Q00
                                                              -----------   ------------    -----------    -----------   -----------
     NET REVENUES
       Commissions                                                $ 1,195        $ 1,204        $ 1,546         (0.7)%       (22.7)%
       Principal transactions                                         586            739          1,249        (20.7)        (53.1)
       Investment banking
           Underwriting                                               538            563            674         (4.4)        (20.2)
           Strategic advisory                                         210            294            434        (28.6)        (51.6)
       Asset management and portfolio service fees                  1,279          1,337          1,471         (4.3)        (13.1)
       Other                                                           82            129            118        (36.4)        (30.5)
                                                                  -------        -------        -------
         Subtotal                                                   3,890          4,266          5,492         (8.8)        (29.2)

       Interest and dividend revenues                               3,720          4,663          6,169        (20.2)        (39.7)
       Less interest expense                                        2,858          3,784          5,396        (24.5)        (47.0)
                                                                  -------        -------        -------
         Net interest profit                                          862            879            773         (1.9)         11.5
                                                                  -------        -------        -------

       TOTAL NET REVENUES                                           4,752          5,145          6,265         (7.6)        (24.2)
                                                                  -------        -------        -------

     NON-INTEREST EXPENSES
       Compensation and benefits                                    2,291          2,757          3,158        (16.9)        (27.5)
       Communications and technology                                  537            529            610          1.5         (12.0)
       Occupancy and related depreciation                             257            280            244         (8.2)          5.3
       Advertising and market development                             128            165            226        (22.4)        (43.4)
       Brokerage, clearing, and exchange fees                         198            219            221         (9.6)        (10.4)
       Professional fees                                              137            115            175         19.1         (21.7)
       Goodwill amortization                                           51             53             55         (3.8)         (7.3)
       Other                                                          429            253            268         69.6          60.1
       September 11th - related                                        43             88              -        (51.1)          N/M
       Restructuring and other charges                              2,193              -              -          N/M           N/M
                                                                  -------        -------        -------

       TOTAL NON-INTEREST EXPENSES                                  6,264          4,459          4,957         40.5          26.4
                                                                  -------        -------        -------

     EARNINGS (LOSS) BEFORE INCOME TAXES AND DIVIDENDS ON PREFERRED
       SECURITIES ISSUED BY SUBSIDIARIES                           (1,512)           686          1,308          N/M           N/M

     Income tax expense (benefit)                                    (297)           216            382          N/M           N/M

     Dividends on preferred securities issued by subsidiaries          49             48             49            -             -
                                                                  -------        -------        -------

     NET EARNINGS (LOSS)                                          $(1,264)       $   422        $   877          N/M           N/M
                                                                  =======        =======        =======

     PREFERRED STOCK DIVIDENDS                                    $     9        $    10        $    10            -             -
                                                                  =======        =======        =======

     EARNINGS (LOSS) PER COMMON SHARE
       Basic                                                      $ (1.51)       $  0.49        $  1.07          N/M           N/M
       Diluted                                                    $ (1.51)       $  0.44        $  0.93          N/M           N/M

     AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
       Basic                                                        845.7          845.8          811.9            -           4.2
       Diluted                                                      845.7          934.5          930.7         (9.5)         (9.1)

------------------------------------------------------------------------------------------------------------------------------------

     Note:  Certain prior period amounts have been restated to conform to the current period presentation.


                                                                                                        Exhibit 99(i)
     MERRILL LYNCH & CO., INC.                                                                          Attachment III


     PRELIMINARY UNAUDITED OPERATING EARNINGS SUMMARY
     MANAGEMENT BASIS
                                                                                 For the Year Ended
                                                                           -----------------------------
                                                                           December 28,      December 29,     Percent
     (in millions, except per share amounts)                                      2001              2000      Inc/(Dec)
                                                                           -----------       -----------      --------

     NET REVENUES
       Commissions                                                             $ 5,266           $ 6,977        (24.5)%
       Principal transactions                                                    3,930             5,964        (34.1)
       Investment banking
           Underwriting                                                          2,438             2,699         (9.7)
           Strategic advisory                                                    1,101             1,381        (20.3)
       Asset management and portfolio service fees                               5,351             5,688         (5.9)
       Other                                                                       528               967        (45.4)
                                                                               -------           -------
         Subtotal                                                               18,614            23,676        (21.4)

       Interest and dividend revenues                                           20,179            21,176         (4.7)
       Less interest expense                                                    16,913            18,086         (6.5)
                                                                               -------           -------
         Net interest profit                                                     3,266             3,090          5.7
                                                                               -------           -------

       TOTAL NET REVENUES                                                       21,880            26,766        (18.3)
                                                                               -------           -------

     NON-INTEREST EXPENSES
       Compensation and benefits                                                11,269            13,730        (17.9)
       Communications and technology                                             2,232             2,320         (3.8)
       Occupancy and related depreciation                                        1,077             1,006          7.1
       Advertising and market development                                          703               939        (25.1)
       Brokerage, clearing, and exchange fees                                      895               893          0.2
       Professional fees                                                           545               637        (14.4)
       Goodwill amortization                                                       207               217         (4.6)
       Other                                                                     1,251             1,307         (4.3)
                                                                               -------           -------

       TOTAL NON-INTEREST EXPENSES                                              18,179            21,049        (13.6)
                                                                               -------           -------

     OPERATING EARNINGS BEFORE INCOME TAXES AND DIVIDENDS ON
        PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                              3,701             5,717        (35.3)

     Income tax expense                                                          1,125             1,738        (35.3)

     Dividends on preferred securities issued by subsidiaries                      195               195            -
                                                                               -------           -------

     OPERATING EARNINGS BEFORE SEPTEMBER 11TH EXPENSES
        AND RESTRUCTURING AND OTHER CHARGES                                    $ 2,381           $ 3,784        (37.1)
                                                                               =======           =======

     Expenses related to September 11th,  net of tax                                83                 -          N/M

     Restructuring and other charges, net of tax                                 1,725                 -          N/M
                                                                               -------           -------

     NET EARNINGS                                                              $   573           $ 3,784        (84.9)
                                                                               =======           =======

     PREFERRED STOCK DIVIDENDS                                                 $    38           $    39            -
                                                                               =======           =======

     OPERATING EARNINGS PER COMMON SHARE, BEFORE SEPTEMBER 11TH EXPENSES
        AND RESTRUCTURING AND OTHER CHARGES
       Basic                                                                   $  2.79           $  4.69        (40.5)
       Diluted                                                                 $  2.50           $  4.11        (39.2)
       Impact of September 11th - related expenses on
         diluted earnings per common share                                     $ (0.09)          $     -          N/M

     EARNINGS PER COMMON SHARE
       Basic                                                                   $  0.64           $  4.69        (86.4)
       Diluted                                                                 $  0.57           $  4.11        (86.1)

     AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
       Basic                                                                     838.7             798.3          5.1
       Diluted                                                                   938.6             911.4          3.0

     ANNUALIZED RETURN ON AVERAGE COMMON EQUITY *                                 11.7%             24.2%
     -----------------------------------------------------------------------------------------------------------------

     * Before September 11th Expenses and Restructuring and Other Charges

     Note:  Certain prior period amounts have been restated to conform to the current period presentation.


                                                                                                                Exhibit 99(i)
     MERRILL LYNCH & CO., INC.                                                                                  Attachment IV


     PRELIMINARY UNAUDITED EARNINGS SUMMARY
     U.S. GAAP BASIS
                                                                                    For the Year Ended
                                                                             ------------------------------
                                                                             December 28,       December 29,          Percent
     (in millions, except per share amounts)                                        2001               2000          Inc/(Dec)
                                                                             -----------        -----------          --------

     NET REVENUES
       Commissions                                                               $ 5,266            $ 6,977             (24.5)%
       Principal transactions                                                      3,930              5,964             (34.1)
       Investment banking
           Underwriting                                                            2,438              2,699              (9.7)
           Strategic advisory                                                      1,101              1,381             (20.3)
       Asset management and portfolio service fees                                 5,351              5,688              (5.9)
       Other                                                                         528                967             (45.4)
                                                                                 -------            -------
         Subtotal                                                                 18,614             23,676             (21.4)

       Interest and dividend revenues                                             20,179             21,176              (4.7)
       Less interest expense                                                      16,913             18,086              (6.5)
                                                                                 -------            -------
         Net interest profit                                                       3,266              3,090               5.7
                                                                                 -------            -------

       TOTAL NET REVENUES                                                         21,880             26,766             (18.3)
                                                                                 -------            -------

     NON-INTEREST EXPENSES
       Compensation and benefits                                                  11,269             13,730             (17.9)
       Communications and technology                                               2,232              2,320              (3.8)
       Occupancy and related depreciation                                          1,077              1,006               7.1
       Advertising and market development                                            703                939             (25.1)
       Brokerage, clearing, and exchange fees                                        895                893               0.2
       Professional fees                                                             545                637             (14.4)
       Goodwill amortization                                                         207                217              (4.6)
       Other                                                                       1,251              1,307              (4.3)
       September 11th - related                                                      131                  -               N/M
       Restructuring and other charges                                             2,193                  -               N/M
                                                                                 -------            -------

       TOTAL NON-INTEREST EXPENSES                                                20,503             21,049              (2.6)
                                                                                 -------            -------

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS ON PREFERRED
       SECURITIES ISSUED BY SUBSIDIARIES                                           1,377              5,717             (75.9)

     Income tax expense                                                              609              1,738             (65.0)

     Dividends on preferred securities issued by subsidiaries                        195                195                 -
                                                                                 -------            -------

     NET EARNINGS                                                                $   573            $ 3,784             (84.9)
                                                                                 =======            =======

     PREFERRED STOCK DIVIDENDS                                                   $    38            $    39                 -
                                                                                 =======            =======

     EARNINGS PER COMMON SHARE
       Basic                                                                     $  0.64            $  4.69             (86.4)
       Diluted                                                                   $  0.57            $  4.11             (86.1)

     AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
       Basic                                                                       838.7              798.3               5.1
       Diluted                                                                     938.6              911.4               3.0

-----------------------------------------------------------------------------------------------------------------------------

     Note:  Certain prior period amounts have been restated to conform to the current period presentation.


                                                                                                Exhibit 99(i)
MERRILL LYNCH & CO., INC.                                                                       Attachment V

PRELIMINARY SEGMENT DATA (UNAUDITED)
                                                 For the Three Months Ended              For the Year Ended
                                               --------------------------------         --------------------
                                               Dec. 28,   Sept. 28,     Dec. 29,         Dec. 28,    Dec. 29,
   (dollars in millions)                          2001        2001         2000             2001        2000
                                               -------------------------------------------------------------
GLOBAL MARKETS & INVESTMENT BANKING

        Non-interest revenues                  $ 1,547     $ 1,853      $ 2,602          $ 8,561     $11,208
        Net interest profit                        337         385          323            1,428       1,472
                                               -------------------------------------------------------------
        Total net revenues                       1,884       2,238        2,925            9,989      12,680
                                               -------------------------------------------------------------
        Pre-tax operating earnings before
            restructuring and other charges        362         485          831            2,479       3,963

        Pre-tax earnings (loss)                   (471)        485          831            1,646       3,963

        Pre-tax profit margin before
            restructuring and other charges       19.2%       21.7%        28.4%            24.8%       31.3%
------------------------------------------------------------------------------------------------------------
PRIVATE CLIENT GROUP

        Non-interest revenues                  $ 1,923     $ 1,962      $ 2,342          $ 8,256     $10,329
        Net interest profit                        533         503          449            1,880       1,632
                                               -------------------------------------------------------------
        Total net revenues                       2,456       2,465        2,791           10,136      11,961
                                               -------------------------------------------------------------
        Pre-tax operating earnings before
            restructuring and other charges        384         268          401            1,239       1,561

        Pre-tax earnings (loss)                   (693)        268          401              162       1,561

        Pre-tax profit margin before
            restructuring and other charges       15.6%       10.9%        14.4%            12.2%       13.1%
------------------------------------------------------------------------------------------------------------
MERRILL LYNCH INVESTMENT MANAGERS

        Non-interest revenues                  $   478     $   502      $   609          $ 2,058     $ 2,374
        Net interest profit                         11          10           21               35          79
                                               -------------------------------------------------------------
        Total net revenues                         489         512          630            2,093       2,453
                                               -------------------------------------------------------------
        Pre-tax operating earnings before
            restructuring and other charges         48          98          122              307         501

        Pre-tax earnings (loss)                   (235)         98          122               24         501

        Pre-tax profit margin before
            restructuring and other charges        9.8%       19.1%        19.4%            14.7%       20.4%
------------------------------------------------------------------------------------------------------------
CORPORATE

        Non-interest revenues                  $   (58)    $   (51)     $   (61)         $  (261)    $  (235)
        Net interest profit                        (19)        (19)         (20)             (77)        (93)
                                               -------------------------------------------------------------
        Total net revenues                         (77)        (70)         (81)            (338)       (328)
                                               -------------------------------------------------------------
        Pre-tax operating earnings (loss)
            before September 11th expenses         (70)        (77)         (46)            (324)       (308)

        Pre-tax earnings (loss)                   (113)       (165)         (46)            (455)       (308)
------------------------------------------------------------------------------------------------------------
TOTAL

        Non-interest revenues                  $ 3,890     $ 4,266      $ 5,492          $18,614    $ 23,676
        Net interest profit                        862         879          773            3,266       3,090
                                               -------------------------------------------------------------
        Total net revenues                       4,752       5,145        6,265           21,880      26,766
                                               -------------------------------------------------------------
        Pre-tax operating earnings before
            September 11th expenses and
            restructuring and other charges        724         774        1,308            3,701       5,717

        Pre-tax earnings (loss)                 (1,512)        686        1,308            1,377       5,717

        Pre-tax profit margin before September
            11th expenses and restructuring
            and other charges                     15.2%       15.0%        20.9%            16.9%       21.4%
------------------------------------------------------------------------------------------------------------
 Note:  Certain prior period amounts have been restated to conform to the current period presentation.


                                                                                                                   Exhibit 99(i)
MERRILL LYNCH & CO., INC.                                                                                          Attachment VI

CONSOLIDATED QUARTERLY OPERATING EARNINGS [UNAUDITED]                                                              (in millions)
MANAGEMENT BASIS                                                        4Q00         1Q01        2Q01         3Q01         4Q01
                                                                      ------       ------      ------       ------       ------
       NET REVENUES
         Commissions
             Listed and over-the-counter securities                   $  884       $  885      $  779       $  673       $  672
             Mutual funds                                                475          441         408          355          356
             Other                                                       187          179         175          176          167
                                                                      ------       ------      ------       ------       ------
             Total                                                     1,546        1,505       1,362        1,204        1,195
         Principal transactions                                        1,249        1,717         888          739          586
         Investment banking
             Underwriting                                                674          652         685          563          538
             Strategic advisory                                          434          284         313          294          210
                                                                      ------       ------      ------       ------       ------
             Total                                                     1,108          936         998          857          748
         Asset management and portfolio service fees
             Asset management fees                                       585          545         548          514          498
             Portfolio service fees                                      596          574         544          559          525
             Account fees                                                123          124         126          125          120
             Other fees                                                  167          136         138          139          136
                                                                      ------       ------      ------       ------       ------
             Total                                                     1,471        1,379       1,356        1,337        1,279
         Other                                                           118          164         153          129           82
                                                                      ------       ------      ------       ------       ------
            Subtotal                                                   5,492        5,701       4,757        4,266        3,890

         Interest and dividend revenues                                6,169        6,233       5,563        4,663        3,720
         Less interest expense                                         5,396        5,524       4,747        3,784        2,858
                                                                      ------       ------      ------       ------       ------
            Net interest profit                                          773          709         816          879          862
                                                                      ------       ------      ------       ------       ------
         TOTAL NET REVENUES                                            6,265        6,410       5,573        5,145        4,752
                                                                      ------       ------      ------       ------       ------

       NON-INTEREST EXPENSES
         Compensation and benefits                                     3,158        3,244       2,977        2,757        2,291
         Communications and technology                                   610          598         568          529          537
         Occupancy and related depreciation                              244          270         270          280          257
         Advertising and market development                              226          208         202          165          128
         Brokerage, clearing, and exchange fees                          221          235         243          219          198
         Professional fees                                               175          142         151          115          137
         Goodwill amortization                                            55           52          51           53           51
         Other                                                           268          310         259          253          429
                                                                      ------       ------      ------       ------       ------
         TOTAL NON-INTEREST EXPENSES                                   4,957        5,059       4,721        4,371        4,028
                                                                      ------       ------      ------       ------       ------

       OPERATING EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
         ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                1,308        1,351         852          774          724

       Income tax expense                                                382          428         262          251          184
       Dividends on preferred securities issued by subsidiaries           49           49          49           48           49
                                                                      ------       ------      ------       ------       ------

       OPERATING EARNINGS BEFORE SEPTEMBER 11TH EXPENSES
         AND RESTRUCTURING AND OTHER CHARGES                          $  877       $  874      $  541       $  475       $  491

     --------------------------------------------------------------------------------------------------------------------------
     PER COMMON SHARE DATA
                                                                        4Q00         1Q01        2Q01         3Q01         4Q01
                                                                      ------       ------      ------       ------       ------

         Earnings - Basic*                                            $ 1.07       $ 1.04      $ 0.63       $ 0.55       $ 0.57
         Earnings - Diluted*                                            0.93         0.92        0.56         0.50         0.51
         Dividends paid                                                 0.16         0.16        0.16         0.16         0.16
         Book value                                                    21.95        23.28       24.02        24.38    23.03 est.

     --------------------------------------------------------------------------------------------------------------------------

     * Before September 11th Expenses and Restructuring and Other Charges

       Note:  Certain prior period amounts have been restated to conform to the current period presentation.


                                                                                                        Exhibit 99(i)
     MERRILL LYNCH & CO., INC.                                                                          Attachment VII


     PERCENTAGE OF QUARTERLY NET REVENUES  [UNAUDITED]
     MANAGEMENT BASIS
                                                                  4Q00        1Q01        2Q01         3Q01        4Q01
                                                                 -----       -----       -----        -----       -----
       NET REVENUES
         Commissions
             Listed and over-the-counter securities               14.1%       13.8%       14.0%        13.1%       14.1%
             Mutual funds                                          7.6%        6.9%        7.3%         6.9%        7.5%
             Other                                                 3.0%        2.8%        3.1%         3.4%        3.5%
                                                                 -----       -----       -----        -----       -----
             Total                                                24.7%       23.5%       24.4%        23.4%       25.1%
         Principal transactions                                   19.9%       26.8%       15.9%        14.4%       12.3%
         Investment banking
             Underwriting                                         10.8%       10.2%       12.3%        11.0%       11.3%
             Strategic advisory                                    6.9%        4.4%        5.6%         5.7%        4.4%
                                                                 -----       -----       -----        -----       -----
             Total                                                17.7%       14.6%       17.9%        16.7%       15.7%
         Asset management and portfolio service fees
             Asset management fees                                 9.3%        8.5%        9.8%        10.0%       10.5%
             Portfolio service fees                                9.5%        9.0%        9.8%        10.9%       11.0%
             Account fees                                          2.0%        1.9%        2.3%         2.4%        2.5%
             Other fees                                            2.7%        2.1%        2.4%         2.7%        2.9%
                                                                 -----       -----       -----        -----       -----
             Total                                                23.5%       21.5%       24.3%        26.0%       26.9%
         Other                                                     1.9%        2.5%        2.9%         2.4%        1.9%
                                                                 -----       -----       -----        -----       -----
            Subtotal                                              87.7%       88.9%       85.4%        82.9%       81.9%
         Interest and dividend revenues                           98.5%       97.2%       99.8%        90.6%       78.3%
         Less interest expense                                    86.2%       86.1%       85.2%        73.5%       60.2%
                                                                 -----       -----       -----        -----       -----
            Net interest profit                                   12.3%       11.1%       14.6%        17.1%       18.1%
                                                                 -----       -----       -----        -----       -----
         TOTAL NET REVENUES                                      100.0%      100.0%      100.0%       100.0%      100.0%
                                                                 -----       -----       -----        -----       -----

       NON-INTEREST EXPENSES
         Compensation and benefits                                50.4%       50.6%       53.4%        53.6%       48.2%
         Communications and technology                             9.7%        9.3%       10.2%        10.3%       11.3%
         Occupancy and related depreciation                        3.9%        4.2%        4.8%         5.4%        5.4%
         Advertising and market development                        3.6%        3.2%        3.6%         3.2%        2.7%
         Brokerage, clearing, and exchange fees                    3.5%        3.7%        4.4%         4.3%        4.2%
         Professional fees                                         2.8%        2.2%        2.7%         2.2%        2.9%
         Goodwill amortization                                     0.9%        0.8%        0.9%         1.0%        1.1%
         Other                                                     4.3%        4.9%        4.7%         5.0%        9.0%
                                                                 -----       -----       -----        -----       -----
         TOTAL NON-INTEREST EXPENSES                              79.1%       78.9%       84.7%        85.0%       84.8%
                                                                 -----       -----       -----        -----       -----

       OPERATING EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
         ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES           20.9%       21.1%       15.3%        15.0%       15.2%

       Income tax expense                                          6.1%        6.7%        4.7%         4.9%        3.9%
       Dividends on preferred securities issued by subsidiaries    0.8%        0.8%        0.9%         0.9%        1.0%
                                                                 -----       -----       -----        -----       -----
       OPERATING EARNINGS BEFORE SEPTEMBER 11TH EXPENSES
          AND RESTRUCTURING AND OTHER CHARGES                     14.0%       13.6%        9.7%         9.2%       10.3%

       ----------------------------------------------------------------------------------------------------------------

       OTHER FINANCIAL DATA
                                                                  4Q00        1Q01        2Q01         3Q01        4Q01
                                                                 -----       -----       -----        -----       -----

         Non-interest expenses excluding compensation
           and benefits to net revenues                           28.7%       28.3%       31.3%        31.4%       36.6%
         Compensation and benefits to pre-tax operating earnings
           before compensation and benefits                       70.7%       70.6%       77.7%        78.1%       76.0%
       ----------------------------------------------------------------------------------------------------------------
         Common shares outstanding (in millions):
            Weighted-average - basic                             811.9       832.2       841.4        845.8       845.7
            Weighted-average - diluted                           930.7       938.0       943.8        934.5       938.0
            Period-end                                           814.6       838.4       843.8        847.5       850.2
       ----------------------------------------------------------------------------------------------------------------



                                                                                                Exhibit 99(i)
     MERRILL LYNCH & CO., INC.                                                                  ATTACHMENT VIII


     SUPPLEMENTAL DATA (UNAUDITED)                                                       (dollars in billions)

                                                     4Q00         1Q01          2Q01         3Q01         4Q01
                                                  -------      -------       -------      -------      -------
       CLIENT ASSETS
       Private Client
          U.S.                                    $ 1,337      $ 1,254       $ 1,318      $ 1,171      $ 1,185
          Non - U.S.                                  140          131           136          127          101
                                                  -------      -------       -------      -------      -------
       Total Private Client Assets                  1,477        1,385         1,454        1,298        1,286
       MLIM direct sales (1)                          204          179           181          170          172
                                                  -------      -------       -------      -------      -------
       Total Client Assets                        $ 1,681      $ 1,564       $ 1,635      $ 1,468      $ 1,458
                                                  =======      =======       =======      =======      =======

       ASSETS UNDER MANAGEMENT(2)                 $   557      $   525       $   533      $   507      $   529

            Retail                                    250          233           230          214          220
            Institutional                             262          250           260          252          266
            Private Investors                          45           42            43           41           43

            U.S.                                      333          319           325          310          327
            Non-U.S.                                  224          206           208          197          202

            Equity                                    321          282           286          253          263
            Fixed Income                              108          118           118          119          119
            Money Market                              128          125           129          135          147

       U.S. BANK DEPOSITS                         $    55      $    66       $    67      $    70      $    74

       ASSETS IN ASSET-PRICED ACCOUNTS            $   209      $   193       $   208      $   189      $   205

       -------------------------------------------------------------------------------------------------------

       NET NEW MONEY

       PRIVATE CLIENT ACCOUNTS
            U.S.                                  $    32      $    24       $     1      $    10      $    14
            Non-U.S.                                    6            4             4            3            2
                                                  -------      -------       -------      -------      -------
               Total                                   38           28             5           13           16
                                                  -------      -------       -------      -------      -------

       ASSETS UNDER MANAGEMENT(3)                 $    12      $     7       $     4      $     4      $     4

       -------------------------------------------------------------------------------------------------------

       GLOBAL EQUITY AND EQUITY-LINKED UNDERWRITING(2)(4)

            Volume                                   $ 20      $    13       $    18      $    16      $    15
            Market Share                             14.9%        12.4%         13.9%        22.9%        12.1%
            Ranking                                     2            3             2            1            2

       GLOBAL DEBT UNDERWRITING (2)(4)
            Volume                                   $ 59      $   120       $   108      $    82      $    60
            Market Share                             10.7%        12.5%         11.5%        10.2%         6.6%
            Ranking                                     2            1             1            2            5

       GLOBAL COMPLETED MERGERS AND ACQUISITIONS(2)(4)

            Volume                                  $ 205      $   271       $   116      $   134      $    75
            Market Share                             21.0%        37.3%         22.3%        25.8%        18.4%
            Ranking                                     3            4             3            3            5

       -------------------------------------------------------------------------------------------------------

       FULL-TIME EMPLOYEES(5)                      72,000       70,300        68,200       65,900       57,400

       PRIVATE CLIENT FINANCIAL ADVISORS           20,200       19,500        18,600       18,000       16,400

     ---------------------------------------------------------------------------------------------------------

     (1)Reflects funds managed by MLIM not sold through Private Client channels.
     (2)Certain prior period amounts have been restated to conform to the current period presentation.
     (3)Adjusted to exclude the impact of transferring funds to U.S. bank deposits.
     (4)Full credit to book manager. Market shares derived from Thomson Financial
         Securities Data statistics.
     (5)Excludes 3,200 full-time employees on salary continuation at the end of 4Q01.



       For more information, please contact:


       Investor Relations                      Phone:  212-449-7119
       Merrill Lynch & Co., Inc.               Fax:    212-449-7461
                                               investor_relations@ml.com
                                               www.ir.ml.com



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